Form N-CSR
Pursuant to Rule 30b2-1 {17 CFR 270.30b2-1}


1.	Investment Company Act File Number:	811-09189

2.   	Exact name of investment company as specified in
registration statement: Zazove Convertible Securities Fund, Inc.

3.	Address of principal executive office:
	940 Southwood, Suite 200
	Incline Village, NV 89451

4.	Name and Address of Agent for Service:
Mark R. Ludviksen
940 Southwood, Suite 200
Incline Village, NV 89451

5. Registrant's telephone number:  775.832.6250

6. Date of fiscal year end:  December 31

7. Date of reporting period:  January 1, 2005 through
                              December 31, 2005


Zazove Convertible Securities Fund, Inc.
Annual Report
December 31, 2005

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
TABLE OF CONTENTS
                                                        Page
HISTORICAL RETURNS                                         i
INDEPENDENT AUDITORS' REPORT                               1
FINANCIAL STATEMENTS:
  Statement of Assets and Liabilities                      2
  Schedule of Investments                                3-6
  Statement of Operations                                  7
  Statements of Changes in Net Assets                      8
  Notes to Financial Statements                          9-13
  Financial Highlights                                    14
PROXY VOTING POLICIES                                     15
FUND EXPENSES                                             16
INVESTMENT ADVISORY AGREEMENT APPROVAL                    17
DIRECTORS AND OFFICERS						    18




RELATIVE PERFORMANCE
2001 - 2005

[A graph illustrates the relative performance of the Fund versus the S&P 500, Russell 2000 and Lehman Aggregate Bond Index for the one year, three year and five year period ended December 31, 2005. As illustrated in the graph, during this period the Fund's return was +5.36%, +25.89% and +13.71%, respectively, while the return of the S&P 500 stock index was +4.91%, +14.39% and +0.54%, respectively, the return of the Russell
2000 stock index was +4.55%, +22.13% and +8.22%, respectively, and the return of the Lehman Brothers Aggregate Bond Index was +2.43%, +3.62% and +5.87%, respectively.]

The Fund returns are presented after all fees and expenses. The returns of the S&P 500 stock index, the Russell 2000 stock index and the Lehman Aggregate Bond Index are presented after the reinvestment of dividends and interest. Past results are not a guarantee of future performance.


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Zazove Convertible Securities Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Zazove Convertible Securities Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund's financial highlights for the periods ended prior to December 31, 2002 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 11, 2002.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Zazove Convertible Securities Fund, Inc.
as of December 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods then ended, in conformity with accounting principles generally accepted in the United
States of America.

Deloitte & Touche LLP
February 17, 2006





ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2005

ASSETS

Investment Securities, at fair value
(cost $55,522,408)
                                                     $  62,264,053

Receivables:
  Investment securities sold                             2,382,250
  Interest                                                 262,507
  Dividends                                                 74,315
Other                                                          326

     Total assets                                       64,983,451


LIABILITIES

PAYABLES:
  Investment securities sold short, at fair value
   (proceeds $307,779)                                     671,030
  Subscriptions received in advance                        600,000
  Capital shares redeemed                                1,286,596
  Due to broker                                          4,899,226
  Due to Advisor                                               250
  Margin interest                                           10,992
  Transfer agency fees                                       5,065
  Custody fees                                               1,514
  Professional fees                                         22,200

     Total liabilities                                   7,496,873

NET ASSETS                                           $  57,486,578


ANALYSIS OF NET ASSETS:
  Common stock ($.01 par value; 25,000,000 shares authorized;
    2,806,263 shares issued and outstanding)	     $      28,062
  Paid-in surplus                                       50,891,194
  Accumulated net realized loss on investments
    and securities sold short                             (129,310)
  Accumulated undistributed net investment income          318,238
  Net unrealized appreciation on investments             6,378,394

NET ASSETS                                           $  57,486,578

NET ASSET VALUE PER SHARE
 (Based on 2,806,263 shares outstanding)	           $       20.48


See notes to financial statements.





ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
SCHEDULE OF INVESTMENTS
December 31, 2005

                                          Principal/      Market
                                            Shares         Value
INVESTMENT SECURITIES - 108%

CONVERTIBLE PREFERRED STOCK - 33%

AUSTRALIA - 5%
National Australia Bank 7.875%                48,500   $1,910,900
Village Roadshow 6.500% (f)                    1,500       68,438
Village Roadshow (144A) 6.500% (b)(f)         22,500    1,026,562

     Total Australia                                    3,005,900

UNITED STATES - 28%
AES Trust VII 6.000% Due 05-15-08             50,000    2,392,500
Carriage Services Cap Trust 7.000%
   Due 06-01-29                               39,000    1,638,000
Fleetwood Capital Trust 6.000%
   Due 02-15-28                               50,000    2,575,000
Ford Motor Corp. Trust 6.500%
   Due 01-15-32 (d)                           27,000      745,200
Interpublic Group (144A) 5.250% (b)            1,000      922,450
Metromedia Int'l Group, Inc. 7.250% (d)       80,000    2,960,000
Paxson Communications 9.750% Due 12-31-06         97      664,437
Quadramed Corp (144A) 5.500% (b)              48,000      888,000
Titanium Metals Inc. 6.750%                    3,000      632,592
Washington Mutual 5.375% Due 07-01-41         45,500    2,473,698

    Total United States                                15,891,877

Total convertible preferred stock (cost- $13,393,839)  18,897,777

CONVERTIBLE BONDS - 69%

CANADA - 2%
  Placer Dome 2.750% Due 10-15-23 (d)      1,150,000    1,420,250

ISRAEL - 1%
Teva Pharm (Series B)                        500,000      624,065
   0.250% Due 02-01-24

SINGAPORE - 1%
APP Finance VI Mauritius                  12,903,000      322,575
   0.000% Due 11-18-12 (a)(c)(d)

UNITED STATES - 65%
Affiliated Managers Group Inc.             1,700,000    2,380,340
   0.000% Due 05-07-21(c)(d)
AON Corporation                            1,100,000    1,860,376
   3.500% Due 11-15-12
Apria Healthcare Group                     1,400,000    1,358,000
   3.375% Due 09-01-33 (d)
Cell Therapeutics, Inc.                    1,500,000      720,000
   4.000% Due 07-01-10 (d)
Computer Associates International, Inc.    1,000,000    1,422,500
   5.000% Due 03-15-07 (d)
Disney Walt Company                        1,850,000    1,857,585
   2.125% Due 04-15-23(d)
Durect Corp.                               1,138,000    1,887,578
   6.250% Due 06-15-08
Eastman Kodak (144A)                       2,200,000    2,109,250
   3.375% Due 10-15-33 (b)(d)
Interpublic Group of Cos. Inc.               800,000      836,520
   4.500% Due 03-15-23
Johnson and Johnson                        1,450,000    1,199,802
   0.000% Due 07-28-20 (c)(d)(e)
Level Three Communications                 2,000,000    1,330,000
   6.000% Due 09-15-09 (d)
Liberty Media (TWX)                        1,800,000    1,933,200
   0.750% Due 03-30-23
Lowe's Companies Inc.                      1,500,000    1,740,000
   0.000% Due 02-16-21 (c)
Merrill Lunch                              2,000,000    2,117 300
   0.000% Due 03-13-32
PRG-Schultz International                  1,120,000      896,000
   4.750% Due 11-26-06
RPM International                          1,950,000    1,031,062
   1.389% Due 05-13-33
Royal Caribbean Cruises Ltd.               4,100,000    2,210,310
   0.000% Due 02-02-21
Scottish Annuity & Life Holdings           1,000,000    1,180,700
   4.500% Due 12-01-22
TJX Companies, Inc.                        2,000,000    1,604,400
   0.000% Due 02-13-21
Tyco International Ltd (Series B)          1,400,000    1,908,060
   3.125% Due 01-15-23
UTStarcom, Inc.                            3,000,000    2,456,250
   0.875% Due 03-01-08
Universal Health Services                  2,600,000    1,462,500
   0.426% Due 06-23-20
Yellow Roadway Corp                        1,500,000    1,857,600
   3.375% Due 11-25-23
        Total United States                            37,379,333

Total convertible bonds (cost - $37,669,247)           39,746,223

CONVERTIBLE BOND UNITS - (5%, cost $3,727,939)

UNITED STATES - 5%
General Motors 6.250% Series C Due 07-15-33  100,000    1,575,000
Hercules Inc. 6.500% Due 06-30-29              1,720    1,290,000

         Total United States                            2,865,000

Common Stock - (1%, cost $728,431)

UNITED STATES - 1%
COMSYS IT Partners, Inc (c)                   68,192      753,522
Durect Corporation                                56          284

      Total United States                                 753,806


PREFERRED STOCK - (0%, cost $2,953)

GREAT BRITAIN - 0%
PTV Inc. $5.00                                   594        1,247


Total investment securities (cost - $55,522,408)       62,264,053

INVESTMENT SECURITIES SOLD SHORT (-1)%

COMMON STOCK - (-1%, proceeds $307,779)

UNITED STATES - (-1)%
PRG-Schultz International (d)                 (63,000)    (38,430)
Titanium Metals Corp. (d)                     (10,000)   (632,600)
      Total United States                                (671,030)
Total investment securities sold short
 (Proceeds $307,779)                                     (671,030)

Other assets less liabilities - (7%)                   (4,106,445)

NET ASSETS - 100%                                     $57,486,578


(a) This security is in default and interest is not being accrued on the position.
(b) 144A securities are those which are exempt from registration under Rule 144A of the U.S. Securities Act of 1933. These securities are subject to contractual or legal restrictions on their sale.
(c) Non-income producing securities.
(d) All or a portion of these securities are pledged as collateral for the margin account held by the custodian.
(e) Security was originally issued by Alza Corp, which was subsequently assumed by Johnson & Johnson through acquisition.
(f) Fair value is determined in accordance with procedures established in good faith by the Investment Advisor with the oversight of the Board of Directors.

Percentages are based upon the fair value as a percent of net assets as of December 31, 2005.


See notes to financial statements.                     (concluded)





ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF OPERATIONS
Year Ended December 31, 2005



INVESTMENT INCOME:
  Interest                                          $ 1,377,283
  Dividends                                           1,155,456
  Other                                                   3,037

      Total investment income                         2,535,776

EXPENSES:
   Management fees                                      949,176
   Margin interest                                      155,496
   Transfer agency fees                                  67,246
   Professional fees                                     38,523
   Director fees                                          9,000
   Custody expense                                       10,250
   Insurance expense                                      3,915
   Clearance fees                                         3,535
   Other                                                  5,042

        Total expenses                                1,242,183


NET INVESTMENT INCOME                                 1,293,593

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
& SECURITIES SOLD SHORT:
  Net realized gain on investments and
   short securities                                   4,259,762
  Net change in unrealized appreciation of
   investments and short securities                  (2,546,655)

     Net realized and unrealized gain on investments
      and securities sold short                       1,713,107

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $3,006,700


See notes to financial statements.




ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
Year Ended December 31, 2005 and 2004


                                                2005          2004


OPERATIONS:
Net investment income                    $ 1,293,593     1,059,193
Net realized gain on investments
 and short securities                      4,259,762     3,014,109
Net change in unrealized appreciation
 on investments and short securities      (2,546,655)    3,902,635

Net increase in net assets resulting
 from operations                           3,006,700     7,975,937


DISTRIBUTIONS PAID:
  From investment income                  (2,000,000)   (1,099,999)
  From net realized gains                 (1,200,000)            0

    Net decrease in net assets resulting
     from distributions paid              (3,200,000)   (1,099,999)


CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                   6,340,320    6,729,499
Proceeds from shares from reinvestment      3,183,923    1,091,084
  of distributions
Payments for shares redeemed              (2,853,792)   (3,578,397)

Net increase in net assets resulting
 from capital share transactions          6,670,451      4,242,186

NET INCREASE IN NET ASSETS                6,477,151     11,118,124

NET ASSETS, beginning of year            51,009,427     39,891,303

NET ASSETS, end of year (including
 accumulated undistributed net investment
 income of $318,238 and $695,339,
 respectively)
                                       57,486,578     51,009,427

See notes to financial statements.




ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
Year ended December 31, 2005


1.   ORGANIZATION

Zazove Convertible Securities Fund, Inc., a Maryland corporation (the "Fund") is registered under the Investment Company Act of 1940 as a nondiversified investment company that operates as a closed-end interval fund. The Fund's investment objective is to realize long-term growth, current income and the preservation of capital. The Fund pursues this objective primarily through investing in a portfolio of convertible securities. The convertible strategy focuses primarily on opportunities in the United States of America, although the Fund may hold foreign securities. Zazove Associates, L.L.C. is the Fund's investment advisor (the "Investment Advisor"). The Fund initially acquired its portfolio pursuant to a merger whereby Zazove Convertible Fund, L.P., a Delaware limited partnership registered under the Investment Company Act of 1940, was merged into the Fund on January 1, 1999.

2.   SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation-The Fund's financial statements have been prepared using the accrual basis of accounting.

Use of Estimates-The Fund's financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Securities-Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices. Securities traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day. If the market for a security exists predominantly through a limited number of market makers, the security is valued by attaining an independent bid and offer from at least two market makers in the security and valuing the security at the mid-point of the quote that, under the circumstances and in the good faith judgment of the Board of Directors, represents the fair value of the security. Securities for which market quotations are not available are valued at a fair value as determined in good faith by the Investment Advisor with the oversight by the Board of Directors pursuant to Board of Directors' approved procedures.

Investment Transactions and Income-Security transactions (including securities sold short) are recorded on the trade date. Realized gains or losses from sales of securities (including securities sold short) are determined on an identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security using the effective interest method. Distributions from the Fund are recorded on the ex-distribution date.

3.   CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue up to 25,000,000 shares of common stock, $0.01 par value. Shareholders are entitled to one vote per share on all corporate issues put to vote of the shareholders, although the Fund does not contemplate holding annual meetings to elect directors or for any other purpose.

Shares may be purchased as of the first business day of each month upon approval of the Board of Directors at the then net asset value per share. All subscription funds received after the first business day of the month will be added to the general funds of the Fund at the beginning of the following month.

On a quarterly basis, the Fund will offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year. This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter. There were no redemption fees imposed during 2005.

In the case of the termination of the Fund, distributions to the shareholders will be made in proportion to their respective share ownership after the payment of all Fund creditors.

Analysis of Changes in Shares
                                               2005           2004

 Shares sold                                306,172        362,979
 Shares issued from reinvestment
 of distributions                           154,409         55,161
 Shares redeemed                           (135,925)      (188,697)

 Net increase                               324,656        229,443

 Shares outstanding at the beginning
  of year                                 2,481,607      2,252,164

 Shares outstanding at the end of year    2,806,263      2,481,607


4.   MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Zazove Associates, L.L.C. has been engaged as the Fund's Investment Advisor pursuant to the terms of an Investment Advisory Agreement.
As Investment Advisor to the Fund, Zazove Associates, L.L.C. will receive management fees based on the following management fee schedule. Management fees are computed and paid on a monthly basis based on the net assets of the Fund as of the beginning of the month.

                                        Net Assets
                                         in Excess
                                      of $20,000,000   Net Assets
                 First $20,000,000        up to       in Excess of
 Net Assets        in Net Assets        $70,000,000    $70,000,000

Annual management
 fee rate               2.00%              1.50%          1.00%

The Fund bears all normal direct costs and expenses of its operations including: management fees; brokerage commissions; custodian fees; transfer agency fees; legal, audit, accounting and tax preparation expenses; applicable state taxes and other operating expenses such as regulatory filing fees and costs for communications with shareholders. The Fund will not incur costs and expenses associated with the offering of shares in the Fund. The custodian fees and transfer agent fees are paid to UMB Bank, N.A.

The overall responsibility for the management and operation of the Fund is vested in the Board of Directors (the "Board"). The Board consists of four directors: Gene T. Pretti, Andrew J. Goodwin III, Jack L. Hansen, and Peter A. Lechman. Each of the three directors who are not affiliated with the Investment Advisor received
$3,000 for their service to the Fund during 2005.

Gene T. Pretti, President, and Steven M. Kleiman, Secretary and Treasurer, are the principal officers of the Fund and are responsible for the day-to-day supervision of the business and affairs of the Fund. Steven M. Kleiman is the Fund's
Chief Compliance Officer and is responsible for administering the Fund's compliance policies and procedures. Except for certain actions requiring the approval of the shareholders or the Board of Directors, the principal officers of the Fund have the power and authority to take all actions deemed necessary and appropriate to pursue the Fund's objective.

Shareholders in the Fund will be unable to exercise any management functions. Management of the Fund is vested exclusively with the Board of Directors. There will not be any shareholder vote unless required by the Investment Company Act of 1940.

5.   INCOME TAXES

It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to the Fund's shareholders. Therefore, no provision for federal income taxes has been made.

At December 31, 2005, the Fund had undistributed ordinary income of $328,112 and undistributed long term capital gains of $138,412 for tax purposes.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. To the extent these book tax differences are permanent in nature, such amounts are reclassified among paid-in surplus, accumulated undistributed net realized gain (loss) on investments and accumulated undistributed net investment income (loss). Accordingly, at December 31, 2005, reclassifications were recorded to increase accumulated net investment income by $329,307, increased accumulated net realized loss by $322,346 and decrease paid-in surplus by $6,961.

For corporate shareholders, 10.39% of the distributions qualify for the dividends received deduction.

Certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year ended December 31, 2005, 17.87% of dividends paid from net investment income from the fund is designated as qualified dividend income.

For the year ended December 31, 2005, the fund designated
$1,200,000 as net capital gain dividends.

At December 31, 2005, the cost and related gross unrealized appreciation and depreciation for federal income tax purposes are as follows:

  Cost of investments for tax purposes                 $55,221,420
  Gross tax unrealized appreciation                     10,081,125
  Gross tax unrealized depreciation                     (3,709,522)
  Net tax unrealized appreciation on investments        $6,371,603

6.   DISTRIBUTIONS TO SHAREHOLDERS

On September 1, 2005, a distribution of $1.18 per share was declared. The dividend was paid in December 1, 2005 to shareholders of record on November 14, 2005.

The tax character of distributions paid during the years ended
December 31, 2005 and 2004 were as follows:

                                               2005           2004

Distributions paid from ordinary income
(includes short-term capital gains)         $2,000,000  $1,099,999
Distributions paid from long-term capital
gains                                        1,200,000           0

Total taxable distributions paid            $3,200,000  $1,099,999

7.   INVESTMENT TRANSACTIONS

For the year ended December 31, 2005, the cost of purchases and Proceeds from sales of investments(excluding short-term investments) were $40,498,661 and $34,980,465, respectively. There were no purchases or sales of long-term U.S. government securities.

8.   OFF-BALANCE-SHEET RISK AND CONCENTRATIONS OF CREDIT RISK

The Fund may engage in the short sale of securities. Investment securities sold short, not yet purchased, represent obligations of the Fund that result in off-balance-sheet risk as the ultimate obligation may exceed the amount shown in the accompanying financial statements due to increases in the market values of these securities. These short positions are generally hedged positions against portfolio holdings and, as a result, any increase in the Fund's obligation related to these short positions will generally be offset by gainsin the related long convertible positions.

At December 31, 2005, the Fund's top five industry concentrations
(as a percentage of investment securities at fair value) were as follows:

  Health Services                                          7.8%
  Miscellaneous Media                                      5.1%
  Entertainment                                            5.1%
  Broadcasting & Cable                                     4.5%
  Homes - Manufactured                                     4.5%

Since the Fund does not clear its own investment transactions, it has established an account with a third-party custodian (UMB Bank, N.A.) for this purpose. The resulting concentration of credit risk is mitigated by the custodian's obligation to comply with the rules and regulations of the Securities and Exchange Act of 1934. In addition, the Fund has established an account with a brokerage firm (Bear Stearns Securities Corp.) for the purpose of purchasing securities on margin. At December 31, 2005, the Fund owed the brokerage firm $4,899,226 for securities purchased on margin (reflected as due to brokers in the statement of assets and liabilities). The Fund has pledged sufficient securities as collateral for the margin account held by the custodian. The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate. Interest is charged on payable balances at a rate equal to the Federal Funds rate (4.25% at December 31, 2005) plus 30 basis points. For the year ended December, 2005, margin
interest expense was $155,496.
                          * * * * * *


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS
For the Five-Year Period Ended December 31, 2005

Per Share/Unit Operating Performance

                           2005    2004    2003    2002    2001
Net Asset Value,
 beginning of year        $20.55  $17.71  $11.99  $13.62  $14.53

Income from investment
 operations:

Net investment income       0.48    0.44    0.50    0.49    1.22
Net realized and
 Unrealized gains or
 losses on investments      0.63    2.85    6.58   (1.45)  (0.75)

Total from investment
 Operations                 1.11    3.29    7.08    (.96)   0.47

Less Distributions

From net investment income (0.74)  (0.45)  (1.36)  (0.67)  (0.73)
From capital gains         (0.44)  (0.00)  (0.00)  (0.00)  (0.65)

Total distributions        (1.18)  (0.45)  (1.36)  (0.67)  (1.38)

Net Asset Value,
 end of year              $20.48  $20.55  $17.71   $11.99  $13.62


Total return               5.36%   18.68%  59.66%  (7.29)%  2.76%


RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year
$57,486,578  $51,009,427  $39,891,303  $25,436,069  $33,923,127

Ratio of expenses to
 average net assets*       2.21%    2.18%    2.34%  2.64%   2.63%
Ratio of net investment
 income to average net
 assets                    2.29%   2.34%    3.28%    4.08%  8.22%
Portfolio Turnover rate      58%     43%      64%      70%   160%

 (*) Ratio of expenses to average net assets is determined including margin interest. The ratio excluding margin interest, which is a cost of capital, is 1.93% and 2.04% for the years ended
     December 31, 2005 and December 31, 2004, respectively.



PROXY VOTING POLICIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free at
800.217.2978 and (ii) on the Commission's website at http://www.sec.gov.



FUND EXPENSES

A shareholder of the Fund incurs two types of costs: (1) transaction costs, such as redemption fees which may apply to shares held for less than one year, and (2) ongoing costs, including investment advisory fees, transfer agent fees, and other Fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The following table provides information about actual account values and actual fund expenses for shareholders. The table shows the expenses that a shareholder would have paid on a $1,000 investment in the Fund from July 1, 2005 to December 31, 2005 as well as how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. A shareholder can estimate expenses incurred for the period by dividing the account value at December 31, 2005 by $1,000 and multiplying the results by the number in the Expenses Paid During the Period row as shown below.

Beginning Account Value                     $1,000.00
Ending Account Value                        $1,013.67
Expenses Paid During Period*                $   11.79
Annualized Expense Ratio                         2.35%

Hypothetical Example for Comparison Purposes

The following table provides information about a hypothetical account value and hypothetical expenses for the period July 1, 2005 to December 31, 2005 based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the third line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
In addition, if these transaction costs were included, you costs would have been higher.

Beginning Account Value                     $1,000.00
Ending Account Value                        $1,013.20
Expenses Paid During Period*                $   11.79
Annualized Expense Ratio                         2.35%

*	Expenses are equal to the Fund's annualized expense ratio,
      multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 (to reflect the one-half year period).

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
INVESTMENT ADVISORY AGREEMENT APPROVAL

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board and by a majority of the independent directors.

On December 19, 2005, the Board of Directors, including the independent Directors (referred to collectively as the "Directors") unanimously determined that the terms of the investment advisory a greement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In approving the investment advisory agreement, the Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements.

The Directors evaluated, among other things, the items set forth below, and, after considering all factors together, determined, in the exercise of its business judgment, that approval of the investment advisory agreement was in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered by the Directors.

Nature, Extent and Quality of the Services Provided.
The Directors considered the roles and responsibilities of the investment adviser. The Directors discussed with the investment adviser the systems and resources utilized in managing the Fund and providing additional services including, accounting, legal, administrative, marketing and client service. The Directors determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, fees and expenses of the Fund.
The Directors compared the Fund's performance to its peers in the open-end convertible fund universe. In addition, on a regular basis, the Directors review the Fund's performance verses appropriate market indices. When considering the Fund's performance, the Directors discussed with the investment adviser the performance goals and the actual results achieved in managing the Fund with an emphasis placed on long-term returns (focusing on one-year, three-year and five-year periods). The Directors discussed with the investment adviser the level of advisory fees for the Fund relative to comparable funds and relative to other products advised by the adviser as well as others in the marketplace. The Directors reviewed not only the advisory fees but also other fees and expenses incurred by the Fund and the Fund's overall expense ratio. The Directors determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and
Profitability.
The Directors discussed the substantial resources that the investment adviser utilizes in performing its services for the Fund as well as the profitability of the Fund as compared to other products managed by the investment adviser. The Directors determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale.
The Directors considered the size of the Fund, the breakpoints in the management fee structure and how it relates to the Fund's expense ratio. The Directors determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

DIRECTORS AND OFFICERS
                                                   Number of
Name, address  Positions  Term and    Principal    Portfolios  Other
and Age        held with  Length of   Occupation   in Fund  Director-
               the fund   Time Served Past 5 Years Complex    ships
                                                   Overseen  held by
                                                   by        director
                                                   director

Gene Pretti    Director   Indefinite1 CEO, Sr.           N/A     N/A
940 Southwood
Suite 200      President  12 years2   Portfolio Mngr.
Incline Village,                      Zazove Associates, LLC
Nv 89451                              Since 1989
Age: 45

Steven M.      Secretary  10 years    COO and legal      N/A     N/A
Kleiman        Treasurer              counsel
1033 Skokie                           Zazove Associates, LLC
Blvd Suite 310                        since 1994
Northbrook, IL 60062
Age: 44

Andrew J.      Director   Indefinite  Investment Advisor N/A     N/A
Goodwin, III              12 years2   Optimum Advisors
100 S. Wacker                         Since 1991
Suite 2100
Chicago, IL 60606
Age: 62

Jack L. Hansen  Director  Indefinite  Portfolio Manager   N/A    N/A
309 Clifton Ave.          10 years2   The Clifton Group
Minneapolis, MN 55403                  since 1985
Age: 45

Peter A.       Director   Indefinite Physician          N/A     N/A
Lechman                   12 years2   Northwestern Memorial
914 Wagner Road                        since 1999
Glenview, IL 60025                    Physician Glen Ellyn
Age: 42                                and Wheaton 1998-1999
                                      Physician Lutheran Gen.
                                       1995-1998


1 "Interested person" as defined in the Investment Company Act of
   1940, as amended.
2 Includes time served as Director General Partner with Zazove
  Convertible Fund, L.P., the predecessor to the Fund.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

DIRECTORS                      Andrew  J. Goodwin, III
                               Jack L. Hansen
                               Peter A. Lechman
                               Gene T. Pretti

OFFICERS                       Gene T. Pretti
                               Steven M. Kleiman

INVESTMENT ADVISOR             Zazove Associates, LLC
                               940 Southwood Blvd., Suite 200
                               Incline Village, NV  89451

CUSTODIAN                      UMB Bank N.A.
                               928 Grand Avenue
                               Kansas City, MO  64106

INDEPENDENT REGISTERED         Deloitte & Touche LLP
PUBLIC ACCOUNTING FIRM         111 South Wacker
                               Chicago, IL  60606

DIVIDEND-DISBURSING            UMB Fund Services, Inc.
AND TRANSFER AGENT             803 W. Michigan Street, Suite A
                               Milwaukee, WI  53233-2301



Item 2:	Code of Ethics
Registrant has not adopted a Code of Ethics, although it has adopted written Compliance Policies and Procedures designed to prevent violations of the Federal securities laws. Registrant and its investment advisor's principal executive officers are subject to fiduciary duty and other safeguards in their executive officer capacity. In addition, Registrant's executive officers are subject to the Investment Advisor's Code of Ethics adopted in compliance with the Investment Advisers Act of 1940, as amended. Registrant is not a reporting company under the Securities Exchange Act of 1934 and therefore is not required to adopt a Code of Ethics.

Item 3:  Audit Committee Financial Expert
Although Registrant's disinterested directors are sophisticated and financially literate and have the necessary education and experience to be effective directors, no director possesses all of the specified attributes required to qualify as an audit committee financial expert under the rules.

Item 4:  Principal Accountant Fees and Services
(a) Audit Fees for the year ended December 31, 2004  $22,100
    Audit Fees for the year ended December 31, 2005  $23,000

(b) Audit-Related Fees for the year ended December 31, 2004 $0.00 Audit-Related Fees for the year ended December 31, 2005 $0.00

(c) Tax Fees for the year ended December 31, 2004  $10,300
    Tax Fees for the year ended December 31, 2005  $10,500
    The foregoing fees were incurred for professional services rendered by Registrant's principal accountant for tax Compliance and tax return preparation.

(d) All Other Fees for the year ended December 31, 2004  $0.00
    All Other Fees for the year ended December 31, 2005  $0.00

(e) Audit Committee's Procedures (Rule 2-01 of Regulation S-X).
    This Rule is not applicable since Registrant is not a reporting company under the Securities Exchange Act of 1934.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Registrant's accountant for services rendered to Registrant for the years ended
    December 31, 2004 and December 31, 2005 were $10,300 and
    $10,500, respectively.

    The aggregate non-audit fees billed by Registrant's accountant for services rendered to Registrant's investment advisor for for the years ended December 31, 2004 and December 31, 2005 were $7,000 and $7,200, respectively.

(h) Registrant's board of directors was made aware of the fact that Registrant's principal accountant provides tax preparation and audit services for Registrant's investment advisor and for investment partnerships managed by investment advisor.

Item 5:  Audit Committee of Listed Registrants
This item only applies to a registrant that is a listed issuer as defined in Rule 10A-3 under the Exchange Act
(17 CFR 240.10A-3) and is therefore not applicable.

Item 6: Schedule of Investments. This information is included in the Report to Shareholders in Item 1.

Item 7:	Disclosure of Proxy Voting Policies and
Procedures for Closed-End Management Investment Companies.
A copy of Registrant's Proxy Voting Policies and
Procedures are included as an Exhibit hereto.

Item 8:  Portfolio Managers of Closed-End Management Investment
Companies
Zazove Associates, LLC is engaged as the Fund's Investment Advisor pursuant to the terms of an Investment Advisory Agreement. The Investment Advisor is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Gene T. Pretti serves as President of the Fund and has served as the Investment Advisor's Chief Executive Officer and Senior Portfolio Manager since October 1989. Mr. Pretti is responsible for the day-to-day management of the Fund and is also primarily responsible for managing certain other investment portfolios managed by the Investment Advisor. The following chart provides certain information with regard to the other accounts over which Mr. Pretti is primarily responsible for the day-to-day management:

Category                          No. of Accounts    Assets
Registered investment companies          -0-         -0-
Other Pooled investment vehicles          2          $123.8 million
Other Accounts                           134         $2.75 billion

                                  No. of Accounts
                                  With Performance
                                  Based Fees         Assets
Registered investment companies       -0-            -0-
Other Pooled investment vehicles       1             $87.2 million
Other Accounts                        26            $665.2 million

The Investment Advisor engages in the practice of placing aggregate orders for the purchase or sale of securities on behalf of its clients, which could include the Fund. It is often the case that larger principal transactions can be executed at more favorable prices than multiple smaller orders. In addition, larger broker transactions may often be executed at lower commission costs on a per-dollar basis than multiple small orders. In all cases in which an aggregate order to purchase or sell securities is placed by the Investment Advisor, each account that participates in the aggregated order will participate at the average price and all transactions costs will be shared pro rata. The Investment Advisor will act in good faith in the allocation of an aggregated order among accounts (including the Fund) such that no account is favored over any other account. The Investment Advisor may have financial or other incentives to favor certain other accounts over the Fund (e.g., another account pays higher fees), but the Investment Advisor intends to treat all accounts (including the Fund) in a fair, reasonable and equitable manner.

Portfolio Manager Compensation
Mr. Pretti receives a fixed salary that is not dependent on the performance of the Fund or any other accounts that he is primarily responsible for managing. As the Investment Advisor's majority equity holder, Mr. Pretti receives a distributive share of the Investment Advisors net income.

Portfolio Manager Beneficial Ownership in the Fund
The dollar range of Mr. Pretti's beneficial interest of equity securities in the Fund is $100,000 - $500,000.

Item 9: Purchases of Equity Securities by Closed-End
Management Investment Company and Affiliated Purchasers.

Month Ending  Total No.   Avg. Price  Total No.    Maximum No.
              Shares      Paid Per    Of Shares    (or approximate
              Purchased   Shares      Purchased    value) of shares
                                      As Part of   that May Yet Be
                                      Publicly     Purchased Under
                                      Announced    the Plans or
                                      Plans or     Programs
                                      Programs

January        -0-

February       -0-

March          15,421     20.60         *             *

April          -0-

May            -0-

June          32,405      $21.36        *             *

July           -0-

August         -0-

September      25,276     $22.05        *             *

October        -0-

November       -0-

December       62,822     $20.48        *             *


* On a quarterly basis, it is a basic policy of the Fund to offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year.
This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter.
There were no redemption fees imposed during 2004. It is a basic policy of the Fund to offer on a quarterly basis to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share.
A Shareholder who desires to have Shares redeemed at the close of a calendar quarter must submit a written request by the 17th day of March, June, September or December, as applicable (or the next business day if such day is not a business day). Each such day is referred to as a "Repurchase Request Deadline." The Fund will send a notice to each Shareholder no less than twenty-one and no more than forty-two days before each Repurchase Request Deadline with the details regarding the repurchase offer. If the number of Shares requested by the Shareholders for repurchase exceeds the number of Shares in the repurchase offer, then the Fund may repurchase an additional two percent of the outstanding Shares. If there is still an excess, the Fund will repurchase Shares on a pro rata basis. The Fund has adopted written procedures reasonably designed to ensure that the Fund's portfolio is sufficiently liquid to enable the Fund to fulfill the repurchase requests. The Fund has the right, under certain circumstances, to force the redemption of all or a portion of the Shares held by a Shareholder. The Fund may impose a 2% fee on the repurchase of Shares held for less than one year, which fee is intended to compensate the Fund for expenses related to such redemption. Shares are deemed repurchased by treating the Shares first acquired by a Shareholder as being repurchased prior to Shares acquired by such Shareholder thereafter.


Item 10:  Submission of Matters to a Vote of Security Holders.
No material change.

Item 11: Controls and Procedures
a) Registrant's principal executive officer and principal financial officer have evaluated Registrant's disclosure controls and Procedures within 90 days of this filing and have concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c)) were effective as of that date, in ensuring that the information required to be disclosed by Registrant in this Form N-CSR was recorded, processed, summarized and reported on a timely basis. Registrant's principal executive officer and principal financial officer concluded that such procedures did not have any significant deficiencies or material weaknesses that require corrective action.

b) There were no changes in Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during Registrant's last fiscal half-year (Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Registrant's internal control over financial reporting.


Item 12:  Exhibits
(a)(1) Not applicable.

(a)(2) The certification required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) of each principal executive officer of Registrant is attached.

(a)(3) Not applicable.

(b) No applicable.